SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of May 8, 2009, by and among Yongye Biotechnology International, Inc., a Nevada corporation (the “Company”),  Inner Mongolia Yongye Nong Feng Biotechnology Co., Ltd., a cooperative joint venture organized under the laws of the People’s Republic of China (“CJV”), and the investors listed on the Schedule of Investors attached hereto as Appendix A (each, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to exemptions from registration under the Securities Act (as defined below), the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, shares of the Company’s Common Stock (as defined below), as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE 1.
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” as to any Person, means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting such Person, any of such Person’s Subsidiaries or any of such Person’s or such Subsidiaries’ respective properties, before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Available Undersubscription Amount” has the meaning set forth in Section 4.12(c).

“Basic Amount” has the meaning set forth in Section 4.12(b).

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York or State of Nevada are authorized or required by law or other governmental action to close.

“Buy-In” has the meaning set forth in Section 4.1(c).

“BVI” means Fullmax Pacific Limited, an international business company incorporated in the British Virgin Islands.

“CJV” has the meaning set forth in the recitals to this Agreement.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Article II.

“Closing Date” means the Business Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

“Closing Escrow Agreement” means the Closing Escrow Agreement, dated as of the date hereof, among the Company, the ROTH Capital Partners, LLC, the Investors and the Escrow Agent (defined below), in the form of Exhibit A hereto, as may be amended from time to time pursuant to Section 6.4 of this Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified or for which it may be exchanged as a class.

“Company” has the meaning set forth in the recitals to this Agreement.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Entities” means the Company, BVI, CJV and all existing Subsidiaries of any such entities and any other entities which hereafter become Subsidiaries of any such entities.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company NY Counsel” means Loeb & Loeb LLP, having an address at 345 Park Avenue, New York, NY 10154, Attention: Mitchell S. Nussbaum, Esq., with a Fax No. of (212) 407-4990.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Effective Date” means the date that the Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Escrow Agent” means Loeb & Loeb LLP with an address at 345 Park Avenue, New York, NY 10154-1895.

“Evaluation Date” has the meaning set forth in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Company Entities” means the Company and CJV and their respective Subsidiaries.

“Full Alliance” means Full Alliance International Limited, a company incorporated in the British Virgin Islands.

“GAAP” means U.S. generally accepted accounting principles.

“IMGYY” has the meaning set forth in Section 6.7.

“Intellectual Property Rights” has the meaning set forth in Section 3.1(p).

“Investment Amount” means, with respect to each Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement, which is also reflected on the Schedule of Investors attached hereto as Appendix A.

“Investor” has the meaning set forth in the preamble.

“Investor Deliverables” has the meaning set forth in Section 2.2(b).

“Investor Party” has the meaning set forth in Section 4.7.

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal, right of participation or other restrictions of any kind.

“Losses” has the meaning set forth in Section 4.7.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, properties, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material and adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

“Money Laundering Laws” has the meaning set forth in Section 3.1(ee).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Notice of Acceptance” has the meaning set forth in Section 4.12(c).

“Offer” has the meaning set forth in Section 4.12(b).

“Offer Notice” has the meaning set forth in Section 4.12(b).

“Offer Period” has the meaning set forth in Section 4.12(c).

“Offered Securities” has the meaning set forth in Section 4.12(b).

“OFAC” has the meaning set forth in Section 3.1(dd).

“Outside Date” means the fifteenth calendar day (if such calendar day is a Trading Day and if not, then the first Trading Day following such fifteenth calendar day) following the date of this Agreement.

“Per Share Purchase Price” equals $1.54.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent Warrant” shall mean the warrant certificate issued to ROTH Capital Partners, LLC in the form of Exhibit C, attached hereto and made a part hereof, representing the warrant holder’s right to purchase 246,224 shares of Common Stock at a price per share of $1.848.

“PRC” means, for the purpose of this Agreement, the People’s Republic of China, not including Taiwan, Hong Kong and Macau.

“PRC Escrow Agreement” has the meaning set forth in Section 2.2.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Company, threatened.

“Refused Securities” has the meaning set forth in Section 4.12(d).

“Registrable Securities” shall mean the Shares and the Warrant Shares.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, among the Company and the Investors, in the form of Exhibit B hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares.

“Responding Investor” has the meaning set forth in Section 4.12(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities” has the meaning set forth in Section 4.1(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Share Delivery Date” has the meaning set forth in Section 4.1(c).

“Shares” means the 5,834,083 shares of Common Stock being issued and sold to the Investors by the Company hereunder.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

“Subsequent Placement” has the meaning set forth in Section 4.12(a).

“Subsequent Placement Agreement” has the meaning set forth in Section 4.12(f).

“Subsidiary” of any Person means any “subsidiary” as defined in Rule 1-02(x) of the Regulation S-X promulgated by the Commission under the Exchange Act of such Person.  Notwithstanding anything to the contrary set forth in any Transaction Document, BVI, CJV and their respective subsidiaries are each considered a Subsidiary of the Company.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market or (ii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Closing Escrow Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Empire Stock Transfer Inc., the current transfer agent of the Company with a mailing address of 2470 Saint Rose Parkway, Suite 304, Henderson, NV 89074 and a facsimile number of (702) 974-1444, and any successor transfer agent of the Company.

“Trigger Date” has the meaning set forth in Section 4.12(a).

“Undersubscription Amount” has the meaning set forth in Section 4.12(a).

“Warrant Shares” shall mean the Common Stock to be issued under the Placement Agent Warrant.

ARTICLE 2.
PURCHASE AND SALE

2.1           Closing.  Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Shares representing such Investor’s Investment Amount, calculated as the quotient of such Investor’s Investment Amount divided by the Per Share Purchase Price.  The Closing shall take place at the offices of Loeb & Loeb LLP on the Closing Date or at such other location or time as the parties may agree.

2.2           Closing Deliveries.  (a)  At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Company Deliverables”):

(i)           a single certificate, dated the Closing Date, issued to each Investor, respectively, representing that number of aggregate Shares to be issued and sold at Closing to such Investor, determined under Section 2.1, registered in the name of such Investor;

(ii)          the Placement Agent Warrant, dated the Closing Date;

(iii)         the Closing Escrow Agreement, dated the Closing Date;

(iv)        the legal opinion of Company NY Counsel, in agreed form, addressed to the Investors;

(v)         the legal opinion of Company Nevada counsel, in agreed form, addressed to the Investors; and

(vi)        the legal opinion of special PRC counsel to CJV, in agreed form, addressed to the Investors; and

(vii)       the PRC Escrow Agreement, dated as of May 6, 2009, by and among the Company, the CJV and China Citic Bank, substantially in the form attached hereto as Exhibit D.

(b)           By the Closing, each Investor shall deliver or cause to be delivered the agreements specified in Section 5.2(d), each duly signed by such Investor (collectively, the “Investor Deliverables”).

(c)           Within two (2) Trading Days following the date of this Agreement, other than in the case of Full Alliance, each Investor shall deliver to the Escrow Agent for deposit and disbursement in accordance with the Closing Escrow Agreement, its Investment Amount, in United States Dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose, and, in the case of Full Alliance, make arrangements to fund the Full Alliance Investment Amount to the account of the CJV as contemplated by Section 6.7 herein.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  The Company and CJV hereby jointly and severally make the following representations and warranties to each Investor:

(a)           Subsidiaries.  None of the Existing Company Entities have any direct or indirect Subsidiaries other than as disclosed in Schedule 3.1(a) hereto.  Except as disclosed in Schedule 3.1(a) hereto, (i) the Company owns, directly or indirectly, all of the capital stock of each other Existing Company Entity, and each other Existing Company Entity alone or together with other Existing Company Entities owns, directly or indirectly, all of the capital stock of its respective Subsidiaries, in each case free and clear of any and all Liens, and (ii) all the issued and outstanding shares of capital stock of each Existing Company Entity and each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)           Organization and Qualification.  Each Existing Company Entity is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its respective properties and assets and to carry on its respective business as currently conducted.  No Existing Company Entity is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each Existing Company Entity is duly qualified to conduct its respective businesses and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c)           Authorization; Enforcement.  Each Existing Company Entity which is or is to become party to any Transaction Document has the requisite corporate and other power and authority to enter into and to consummate the transactions contemplated by each such Transaction Document to which it is a party and otherwise to carry out its obligations thereunder.  The execution and delivery of the Transaction Documents by each Existing Company Entity to be party thereto and the consummation by each of them of the transactions contemplated thereby have been duly authorized by all necessary action on the part of such Existing Company Entity, and no further action is required by any of them in connection with such authorization.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and each other Existing Company Entity required to execute the same and each Subsidiary (to the extent any of them is a party thereto) and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, such Existing Company Entity, and such Subsidiary, enforceable against the Company, the Existing Company Entity, and the Subsidiary, as the case may be, each in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, and each other Existing Company Entity and Subsidiary and the consummation by the Company, and such other Existing Company Entities and Subsidiaries, of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s, such Existing Company Entity’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing an Existing Company Entity or Subsidiary debt or otherwise) or other understanding to which any Existing Company Entity or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any United States or PRC court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  No Existing Company Entity is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any United States or PRC court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company, and each Subsidiary, to the extent such Subsidiary is a party thereto, of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 4.5, (v) filings, consents and approvals required by the rules and regulations of the applicable Trading Market, (vi) those that have been made or obtained prior to the date of this Agreement, (vii) registrations, notices or filings required to be made in order to comply with the currency and exchange control requirements imposed by the Chinese government and/or Chinese law, if any, and (vii) other post closing securities filings or notifications required to be made under federal or state securities laws.

(f)           Issuance of the Shares.  The Shares and the Warrant Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  As of the Closing, the Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement in order to issue the Shares and the Warrant Shares.

(g)           Capitalization.  The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is specified in Schedule 3.1(g).  Except as specified in Schedule 3.1(g), no securities of any Existing Company Entity are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as specified in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  The issue and sale of the Shares hereunder will not, immediately or with the passage of time, obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company or Subsidiary securities to adjust the exercise, conversion, exchange or reset price under such securities.  Except as set forth in Schedule 3.1(g), no Existing Company Entity has issued any capital stock in a private placement transaction, including, without limitation, in a transaction commonly referred to in the PRC as a “1 ½ transaction.”

(h)           SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports), (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with Appendix B hereto and the schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company and each Subsidiary included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)           Press Releases.  To the knowledge of the Company, the press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(j)           Material Changes.  Except as specified on Schedule 3.1(j) or in the Disclosure Materials, since December 31, 2008 (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) no Existing Company Entity has incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice, and (B) liabilities not in excess of $100,000 in the aggregate not required to be reflected in the Company’s or its Subsidiaries’ financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) no Existing Company Entity has altered its method of accounting or the identity of its auditors, (iv) no Existing Company Entity has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) no Existing Company Entity has issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.

(k)           Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) if there were an unfavorable decision, individually or in the aggregate, result in a loss or liability in an amount in excess of $10,000 or have or reasonably be expected to result in a Material Adverse Effect.  No Existing Company Entity, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports.  There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving any Existing Company Entity or any of their respective current or former directors or officers (in his or her capacity as such).  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l)           Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of any Existing Company Entity.  No Existing Company Entity has any employment or labor contracts, agreements or other understandings with any Person.

(m)           Indebtedness; Compliance.  Except as disclosed on Schedule 3.1(m), no Existing Company Entity is a party to any indenture, debt, capital lease obligations, mortgage, loan or credit agreement by which it or any of its properties is bound.  No Existing Company Entity is (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by such entity under), nor has any Existing Company Entity received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(n)           Regulatory Permits.  The Existing Company Entities possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and no Existing Company Entity has received any notice of proceedings relating to the revocation or modification of any such permits.

(o)           Title to Assets.  There is no real property that is material to the respective businesses of the Existing Company Entities, except as disclosed in the Disclosure Materials.  The Existing Entities have good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by such Existing Company Entity. Any real property and facilities held under lease by any Existing Company Entity are held by them under valid, subsisting and enforceable leases of which such Existing Company Entity is in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(p)           Patents and Trademarks.  Set forth on Schedule 3.1(p) is a list of patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that the Existing Company Entities own or have the rights to use (collectively, the “Intellectual Property Rights”).  The Intellectual Property Rights constitute all of the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary and material to the business of the Existing Company Entities in connection with their respective businesses as described in the Disclosure Materials. No Existing Company Entity has received a written notice that the Intellectual Property Rights used by any of them violates or infringes upon the rights of any Person.  Except as otherwise disclosed in the Disclosure Materials, to the knowledge of the Existing Company Entities, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  To the knowledge of the Existing Company Entities, no former or current employee, no former or current consultant, and no third-party joint developer of any Existing Company Entity has any Intellectual Property Rights that are necessary and material to the business of the Existing Company Entities made, developed, conceived, created or written by the aforesaid employee, consultant or third-party joint developer during the period of his or her retention by, or joint venture with, such Existing Company Entity which has been asserted against any Existing Company Entity. The Intellectual Property Rights and the owner thereof or agreement through which they are licensed to any of the Existing Company Entities are set forth in the Disclosure Materials.

(q)           Insurance.  Each Existing Company Entity is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses it is engaged and in the country in which the Existing Company Entities operate.  The Company has no reason to believe that it or any Existing Company Entity will not be able to renew its existing respective insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such other Existing Company Entity’s respective lines of business.

(r)           Transactions With Affiliates and Employees; Customers.  Except as set forth in the Disclosure Materials, none of the officers, directors or 5% or more shareholders of any Existing Company Entity, and, to the knowledge of the Company, none of the employees of any Existing Company Entity, is presently a party to any transaction with any Existing Company Entity (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or, to the knowledge of the Company, any entity in which any officer, director, or such employee or 5% or more shareholder has a substantial interest or is an officer, director, trustee or partner.  None of the Existing Company Entities owes any money or other compensation to any of their respective officers or directors or shareholders, except to extent of contracts and ordinary course compensation arrangements specified in Schedule 3.1(r).  No material customer of any Existing Company Entity has indicated their intention to diminish their relationship with such Existing Company Entity and no Existing Company Entity has any knowledge from which it could reasonably conclude that any such customer relationship may be adversely affected.

(s)           Internal Accounting Controls.  The Existing Company Entities maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company is establishing disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company Entities and designed such disclosure controls and procedures to ensure that material information relating to the Company Entities is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company’s most recently ended fiscal quarter or fiscal year-end (such date, the “Evaluation Date”).  The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.

(t)           Solvency.  Based on the financial condition of the Company, including the Existing Company Entities, as of the Closing Date (and assuming that the Closing shall have occurred), (i) each Existing Company Entity’s assets do not constitute unreasonably small capital to carry on their respective business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by such Existing Company Entity, and projected capital requirements and capital availability thereof and (ii) the current cash flow of such Existing Company Entity, together with the proceeds such Existing Company Entities would receive, were they to liquidate all of their respective assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.  The Existing Company Entities do not intend to incur debts beyond their respective ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(u)           Certain Fees.  Except as described in Schedule 3.1(u), no brokerage or finder’s fees or commissions are or will be payable by any Existing Company Entity to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(v)           Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Sections 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investors under the Transaction Documents.  The Company is eligible to register its Common Stock for resale by the Investors under Form S-1 promulgated under the Securities Act.  Except as specified in Schedule 3.1(v), no Existing Company Entity has granted or agreed to grant to any Person other than the Investors pursuant to the Registration Rights Agreement any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(w)           Listing and Maintenance Requirements.  Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof.  The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted.  The issuance and sale of the Shares under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Shares as contemplated by the Transaction Documents.

(x)           Investment Company.  The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y)           Application of Takeover Protections.  The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Shares and the Investors’ ownership of the Shares.

(z)           No Additional Agreements.  No Existing Company Entity has any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(aa)           Consultation with Auditors.  The Company has consulted its independent auditors concerning the accounting treatment of the transactions contemplated by the Transaction Documents, and in connection therewith has furnished such auditors complete copies of the Transaction Documents.

(bb)           Foreign Corrupt Practices Act.  No Existing Company Entity, nor to the knowledge of the Company, any agent or other person acting on behalf of any Existing Company Entity, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Shares, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any such Existing Company Entity (or made by any Person acting on their behalf of which the Company is aware) which is in violation of law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(cc)           PFIC.  The Company is not, and does not intend to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(dd)           OFAC. No Existing Company Entity nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of any Existing Company Entity, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ee)           Money Laundering Laws. The operations of each Existing Company Entity are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Existing Company Entity with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ff)           Other Representations and Warranties Relating to CJV.

(i)           All material consents, approvals, authorizations or licenses requisite under PRC law for the due and proper establishment and operation of CJV have been duly obtained from the relevant PRC governmental authorities and are in full force and effect.

(ii)           All filings and registrations with the PRC governmental authorities required in respect of CJV and its capital structure and operations including, without limitation, the registration with the Ministry of Commerce, the China Securities Regulatory Commission, the State Administration of Industry and or their respective local divisions of Commerce, the State Administration of Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC rules and regulations, except where, the failure to complete such filings and registrations does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(iii)           CJV has complied with all relevant PRC laws and regulations regarding the contribution and payment of its registered share capital, the payment schedule of which has been approved by the relevant PRC governmental authorities.  There are no outstanding commitments made by the Company or any Subsidiary to sell any equity interest in CJV.

(iv)           CJV has not received any letter or notice from any relevant PRC governmental authority notifying it of revocation of any licenses or qualifications issued to it or any subsidy granted to it by any PRC governmental authority for non-compliance with the terms thereof or with applicable PRC laws, or the lack of compliance or remedial actions in respect of the activities carried out by CJV, except such revocation as does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(v)           CJV has conducted its business activities within the permitted scope of business or has otherwise operated its business in compliance with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC governmental authorities other than such non-compliance that do not, and would not, individually or in the aggregate, have a Material Adverse Effect.  As to licenses, approvals and government grants and concessions requisite or material for the conduct of any material part of CJV’s business which is subject to periodic renewal, the Company has no knowledge of any reasons related to the CJV for which such requisite renewals will not be granted by the relevant PRC governmental authorities.

(vi)           With regard to employment and staff or labor, CJV has complied with all applicable PRC laws and regulations in all material respects, including without limitation, laws and regulations pertaining to welfare funds, social benefits, medical benefits, insurance, retirement benefits, pensions or the like, other than such non-compliance that do not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(vii)           All agreements to which CJV is a party, and that are material to the business of CJV, are valid, enforceable and free of defaults on the part of all parties thereto except for defaults as are of a nonmaterial nature not entitling any party to terminate such agreement(s).

(gg)           Disclosure.  Neither any Company Entity nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that any Company Entity believes constitutes material, non-public information concerning the Company, the Subsidiaries or their respective businesses, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.  All disclosure provided to the Investors regarding the Company Entities and their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Company Entities (including their respective representations and warranties set forth in this Agreement and the disclosure set forth in any diligence report or business plan provided by any Company Entity or any Person acting on such Company Entity’s behalf) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.2.           Representations and Warranties of the Investors.  Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a)           Organization; Authority.  Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party or a signatory and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor.  Each Transaction Document executed by such Investor has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)           Investment Intent.  Such Investor is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time.  Such Investor is acquiring the Shares hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c)           Investor Status.  At the time such Investor was offered the Shares, it was either, and at the date hereof it is, a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, or an “accredited investor” within the meaning of Regulation D under the Securities Act.  Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.  Such Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Shares.  Such Investor acknowledges that an investment in the Shares is speculative and involves a high degree of risk.

(d)           General Solicitation.  Such Investor is not purchasing the Shares as a result of any advertisement, article, notice, meeting, or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)           Access to Information.  Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Existing Company Entities’ representations and warranties contained in the Transaction Documents.

(f)           Certain Trading Activities.  Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the earlier to occur of (1) the time that such Investor was first contacted by the Company or Roth Capital Partners, LLC regarding an investment in the Company and (2) the 30th day prior to the date of this Agreement.  Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(g)           Independent Investment Decision.  Such Investor has independently evaluated the merits of its decision to purchase the Shares pursuant to the Transaction Documents, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision.  Such Investor has not relied on the business or legal advice of ROTH Capital Partners, LLC or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by the Transaction Documents.

(h)           Rule 144.  Such Investor understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available.  Such Investor acknowledges that it is familiar with Rule 144 and that such Investor has been advised that Rule 144 permits resales only under certain circumstances.  Such Investor understands that to the extent that Rule 144 is not available, such Investor will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(i)           General.  Such Investor understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.  Such Investor understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

The Existing Company Entities acknowledge and agree that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE 4.
OTHER AGREEMENTS OF THE PARTIES

4.1.           Transferability; Certificate.  (a)  Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(b)           Certificates evidencing Securities (as defined in Section 4.1(c)) will contain the following legend, until such time as they are not required under Section 4.1(c):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Shares to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge.  No notice shall be required of such pledge.  At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer thereof including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.  Except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c)           Certificates evidencing Shares due to be delivered pursuant to the Transaction Documents (the “Securities”), shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) covering such Securities is then effective, or (ii) following a sale or transfer of such Securities pursuant to Rule 144 (assuming the transferee is not an Affiliate of the Company), or (iii) while such Securities are eligible for sale by the selling Investor without volume restrictions under Rule 144.  The Company agrees that following the Effective Date or such other time as legends are no longer required to be set forth on certificates representing Securities under this Section 4.1(c), it will, no longer than three (3) Trading Days following the delivery by an Investor to the Company or the Transfer Agent of a certificate representing such Securities containing a restrictive legend, deliver or instruct the Transfer Agent to deliver to such Investor, Securities which are free of all restrictive and other legends.  If the Company is then eligible, certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to an Investor by crediting the prime brokerage account of such Investor with the Depository Trust Company System as directed by such Investor.  If an Investor shall make a sale or transfer of Securities either (x) pursuant to Rule 144 or (y) pursuant to a registration statement and in each case shall have delivered to the Company or the Company’s transfer agent the certificate representing the applicable Securities containing a restrictive legend which are the subject of such sale or transfer and a representation letter in customary form (the date of such sale or transfer and Securities delivery being the “Share Delivery Date”) and (1) the Company shall fail to deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive or other legends by the third Trading Day following the Share Delivery Date and (2) following such third Trading Day after the Share Delivery Date and prior to the time such Securities are received free from restrictive legends, the Investor, or any third party on behalf of such Investor, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Securities (a “Buy-In”), then, in addition to any other rights available to the Investor under the Transaction Documents and applicable law, the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceed the proceeds received by such Investor as a result of the sale to which such Buy-In relates.  The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4.2           Furnishing of Information.  As long as any Investor owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3           Integration.  The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the Shares to the Investors.

4.4           Subsequent Registrations.  The Company may not file any registration statement with the Commission with respect to any securities of the Company prior to the time that all Registrable Shares are registered pursuant to one or more effective Registration Statement(s), and the prospectuses forming a portion of such Registration Statement(s) is available for the resale of all Registrable Shares.

4.5 Securities Laws Disclosure; Publicity. By 5:00 p.m. (New York time) on the Trading Day following the Closing Date, (a) the Company shall issue a press release, disclosing the transactions contemplated by the Transaction Documents and the Closing and (b) the Company will file a Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto all existing Transaction Documents) and the Closing. The Company covenants that following such disclosure, the Investors shall no longer be in possession of any material, non-public information with respect to any of the Existing Company Entities. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

4.6           Limitation on Issuance of Future Priced Securities.  During the twelve months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

4.7           Indemnification of Investors.  In addition to the indemnity provided in the Registration Rights Agreement, the Company Entities will jointly and severally indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation in respect thereof (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by any of the Company Entities in any Transaction Document.  In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 4.7 shall be the same as those set forth in Section 5 of the Registration Rights Agreement.

4.8           Non-Public Information.  The Company covenants and agrees that neither it, any Company Entity nor any other Person acting on its or their behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.9           Listing of Shares.  The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable to cause the Shares to be listed on such other Trading Market as promptly as possible, and (ii) the Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.10           Use of Proceeds.  The Company will use the net proceeds from the sale of the Shares hereunder for the purchase of inventory.

4.11           Further Assurances.  The Company will, and will cause all of the Company Entities and their management to, use their best efforts to satisfy all of the closing conditions under Section 5.1, and will not take any action which could frustrate or delay the satisfaction of such conditions.

4.12           Right of First Refusal.  (a)  From the date hereof until the one year anniversary of the Effective Date (plus one additional day for each Trading Day following the Effective Date of any Registration Statement during which either (1) the Registration Statement is not effective or (2) the prospectus forming a portion of the Registration Statement is not available for the resale of all Registrable Securities (as defined in the Registration Rights Agreement)) (the “Trigger Date”), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its equity or equity equivalent securities, including, without limitation, any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents, or if the Company shall receive an offer regarding the purchase of the Company’s securities and desires to offer securities consistent with or otherwise in connection with or in furtherance of such offer (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) unless the Company shall have first complied with this Section 4.12.  If the Company desires to engage in a Subsequent Placement it shall deliver to each of the Investors a written notice requesting their written approval to receive nonpublic information regarding the Company.  The Investors shall have ten (10) days to deliver to the Company such approval.  Any Investor failing to deliver timely to the Company such written approval, or who shall have delivered to the Company a written notice withholding such approval, shall be deemed to have waived its rights under this Section 4.12 with regard to such Subsequent Placement.  The Investors who, in response to such request from the Company, shall have delivered timely to the Company a written approval to receive nonpublic information regarding the Company (collectively, the “Responding Investors” and each a “Responding Investor”), shall receive a written notice that the Company desires to engage in a Subsequent Placement specifying the general terms of the offering the Company desires to make (including, without limitation, all information relating to price, structure and amount of such offering, but not including the identity of any potential investors therein) and for a period of at least twenty (20) Business Days after the giving of such notice the Company agrees to negotiate in good faith with the Responding Investors the terms of a sale of the Company’s securities to the Responding Investors.

(b)           In the event that a Subsequent Placement contemplated in the last sentence of Section 4.12(a) shall not have closed by the 30th Business Day following the delivery to the Responding Investors of the written notice for such Subsequent Placement, and in any event prior to such Subsequent Placement, the Company shall deliver to the Responding  Investors a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (v) identify and describe the Offered Securities, (x) include the final form of documents and agreements governing the Subsequent Placement, (y) specify the price and other terms upon which the Offered Securities are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, and (z) offer to issue and sell to or exchange with such Investors all of the Offered Securities, allocated among such Responding Investors (a) based on such Responding Investor’s pro rata portion of the total Investment Amount hereunder attributable to such Responding Investors (the “Basic Amount”), and (b) with respect to each of the Responding Investors that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Responding Investors as such Responding Investor shall indicate it will purchase or acquire should the other Responding Investors subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Responding Investors shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(c)           To accept an Offer, in whole or in part, such Responding Investor must deliver a written notice to the Company prior to the end of the fifth Business Day after such Responding Investor’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Responding Investor’s Basic Amount that such Responding Investor elects to purchase and, if such Responding Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Responding Investor elects to purchase (in either case, the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all Responding Investors are less than the total of all of the Basic Amounts, then each Responding Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Responding Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Investor bears to the total Basic Amounts of all Responding Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

(d)           The Company shall have sixty (60) Business Days from the expiration of the Offer Period above to (i) offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Responding Investors (the “Refused Securities”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement (as defined below), and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the Commission on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.  If no disclosure has been made by the Company by the end of the sixty (60) Business Day period referred to in this subsection (d), the Subsequent Placement shall be deemed to have been abandoned and the Responding Investors shall no longer be deemed to be in possession of any non-public information with respect to the Company.

(e)           In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in this Section 4.12), then each Responding Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Responding Investor elected to purchase pursuant to Section 4.12(c) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 4.12(c) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities.  In the event that any Responding Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Responding Investors in accordance with Section 4.12(b) above.

(f)           Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Responding Investors shall acquire from the Company, and the Company shall issue to the Responding Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.12(e) above if the Responding Investors have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Responding Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Responding Investors of a purchase agreement relating to such Offered Securities substantially the same in form and substance as the agreement disclosed above in Section 4.12(b)(x) and otherwise reasonably satisfactory to Responding Investors’ counsel (such agreement, the “Subsequent Placement Agreement”).

(g)           Any Offered Securities not acquired by the Responding Investors or other persons in accordance with Section 4.12(f) above may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.

(h)           In exchange for the Company’s willingness to agree to these procedures, each Responding Investor hereby irrevocably agrees that it will hold in strict confidence any and all Offer Notices, the information contained therein, and the fact that the Company is contemplating a Subsequent Placement, until such time as the Company is obligated to make the disclosures required by Section 4.12(d), or unless it notifies the Company in writing that it no longer desires to receive Offer Notices.

(i)           The rights contained in this Section 4.12 shall not apply to the issuance and sale by the Company of shares of Common Stock or Common Stock Equivalents issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, and where the primary purpose is not to raise capital for the Company or Subsidiary, which acquisition has been approved by the Board of Directors of the Company.

ARTICLE 5.
CONDITIONS PRECEDENT TO CLOSING

5.1.           Conditions Precedent to the Obligations of the Investors to Purchase Shares.  The obligation of each Investor to acquire Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the Existing Company Entities contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(b)           Performance.  The Existing Company Entities shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)           Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect or a material adverse change with respect to the Company or the Subsidiaries;

(e)           Closing Officer’s Certificate.  At the Closing, the Company shall have delivered to each Investor an officer’s certificate to the effect that each of the conditions specified in Sections 5.1(a) - 5.1(d) is satisfied in all respects;

(f)           Company Agreements.  The Company shall have delivered or cause to be delivered:

(i)           This Agreement, duly executed by the Company and CJV;

(ii)           The Closing Escrow Agreement, duly executed by the Company and the Escrow Agent;

(iii)           The Registration Rights Agreement, duly executed by the Company;

(g)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a); and

(h)           Termination.  This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

5.2           Conditions Precedent to the Obligations of the Company to Sell Shares.  The obligation of the Company to sell Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b)           Performance.  Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)           Investor Deliverables.  Each Investor shall have delivered the Registration Rights Agreement and the Closing Escrow Agreement, each duly executed by such Investor and a completed Selling Holder Questionnaire (as defined in the Registration Rights Agreement); and

(e)           Termination.  This Agreement shall not have been terminated as to such Investor in accordance with Section 6.5.

ARTICLE 6.
MISCELLANEOUS

6.1           Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

6.2           Entire Agreement.  The Transaction Documents, together with the Exhibits, Appendix A and Appendix B, and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via (i) facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section or (ii) electronic mail (i.e., Email) prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via (i) facsimile at the facsimile number specified in this Section or (ii) electronic mail (i.e., Email) on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, or (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given, if sent by any means other than facsimile or Email transmission.  The address for such notices and communications shall be as follows:

If to the Company:
Yongye Biotechnology International, Inc.
6th Floor, Suite 608 Xue Yuan International Tower
No. 1 Zhichun Road
Haidian District
Beijing 100083
PR China
Facsimile:  +86 10.8231.1797
Email: wzs@china-yongye.com
Attn.:  CEO

With a copy to:	Loeb & Loeb LLP 345 Park Avenue New York, NY 10154 Facsimile: (212) 407-4000 Email: mnussbaum@loeb.com Attention: Mitchell S. Nussbaum, Esq.

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4           Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares at the time of the waiver or amendment.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.

6.5           Termination.  This Agreement may be terminated prior to Closing:

(a)           by written agreement of the Investors and the Company, a copy of which shall be provided to the Escrow Agent; and

(b)           by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, with a copy to the Escrow Agent, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to Section 6.5(a) or 6.5(b), each Investor shall have the right to a return of up to its entire Investment Amount deposited with the Escrow Agent pursuant to Section 2.2(c), without interest or deduction.  The Company covenants and agrees to cooperate with such Investor in obtaining the return of its Investment Amount, and shall not communicate any instructions to the contrary to the Escrow Agent.

In the event of a termination pursuant to this Section 6.5, the Company shall promptly notify all non-terminating Investors. Upon a termination in accordance with this Section 6.5, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

6.6           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors.  Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors.”  Notwithstanding the foregoing, Full Alliance may assign its rights and delegate its duties hereunder regarding the purchase and sale contemplated by Article 2 to Inner Mongolia Biotechnology Co., Ltd. (“IMGYY”), in which case (a) the obligation in Section 2.2(c) to deliver such Investor’s Investment Amount in United States Dollars shall be replaced by an obligation to deliver such IMGYY’s Investment Amount in Renminbi calculated at the prevailing Bank of China exchange rate on the date of this Agreement to the CJV, and (b) the rights and duties of the Company hereunder will, solely with respect to such Investor, in addition to delivering that number of Shares as shall equal the Investment Amount for such Investor divided by the Per Share Purchase Price to such Investor, include the further obligation (which shall automatically be assigned or delegated (as the case may be) to, the CJV together with the right to receive such Investment Amount as described in clause (a) above) to register such capital investment represented by the Investment Amount but without adjusting or reallocating any of IMGYY’s ownership rights in the CJV, including to distributions of profits or in dissolution.  Any such assignment by Full Alliance shall not relieve it of any obligations hereunder.

6.8           No Third-Party Beneficiaries.  Except as otherwise contemplated by Section 6.7, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7 (as to each Investor Party).

6.9           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.10           Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.11           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.12           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13           Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14           Replacement of Shares.  If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.  If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.15           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.16           Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.17           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

6.18           Limitation of Liability.  Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

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[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
By:	/s/ Zishen Wu
Name: Zishen Wu
Title: CEO

INNER MONGOLIA YONGYE NONG FENG BIOTECHNOLOGY CO., LTD.
By:	/s/ Zishen Wu
Name: Zishen Wu
Title: CEO

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR INVESTORS TO FOLLOW]

 IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR LAKE UNION CAPITAL FUND, LP
By:	/s/ Michael Self
Name:	Michael Self
Title:	Managing Member & Portfolio Manager
Investment Amount:	$3,080,000
Tax ID No.:	20-0061043

ADDRESS FOR NOTICE

c/o:	Lake Union Capital Management
Street:	600 University Street, Suite 1520
City/State/Zip:	Seattle, WA 98101
Attention:	Amber Bosch
Tel:	206-838-3277
Fax:	206-859-5188
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR SPECIAL SITUATIONS FUND III QP, LP
By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Managing Director
Investment Amount:	$1,500,000.04
Tax ID No.:	13-3737427

ADDRESS FOR NOTICE

c/o:
Street:	527 Madison Avenue, Suite 2600
City/State/Zip:	New York, NY 10022
Attention:	Marianne Kelly
Tel:	212-319-6625
Fax:	212-319-6670
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.
By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Managing Director
Investment Amount:	$500,001.04
Tax ID No.:	13-3916551

ADDRESS FOR NOTICE

c/o:
Street:	527 Madison Avenue, Suite 2600
City/State/Zip:	New York, NY 10022
Attention:	Marianne Kelly
Tel:	212-319-6625
Fax:	212-319-6670
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR GUERILLA PARTNERS, LP
By:	/s/ Leigh S. Curry
Name:	Leigh S. Curry
Title:	Managing Director
Investment Amount:	$192,500 $125,000 x $1.54
Tax ID No.:	52-2141646

ADDRESS FOR NOTICE

c/o:	Guerilla Capital Management, LLC
Street:	237 Park Avenue, 9th Floor
City/State/Zip:	New York, NY 10017
Attention:	Peter Siris
Tel:	212-692-7692
Fax:	212-692-7624
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR HUA-MEI 21st CENTURY PARTNERS, LP
By:	/s/ Leigh S. Curry
Name:	Leigh S. Curry
Title:	Managing Director
Investment Amount:	$308,000 $200,000 x $1.54
Tax ID No.:	20-8026466

ADDRESS FOR NOTICE

c/o:	Guerilla Capital Management, LLC
Street:	237 Park Avenue, 9th Floor
City/State/Zip:	New York, NY 10017
Attention:	Peter Siris
Tel:	212-692-7692
Fax:	212-692-7624
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR LAKE STREET FUND, L.P.
By:	/s/ Scott Hood
Name:	Scott Hood
Title:	Managing Director
Investment Amount:	$399,999.60
Tax ID No.:	02-0638508

ADDRESS FOR NOTICE

c/o:	First Wilshire Securities Management, Inc.
Street:	1224 East Green Street, Suite 200
City/State/Zip:	Pasadena, California 91106
Attention:	Scott Hood
Tel:	(626) 796-6622
Fax:	(626) 796-8990
DELIVERY INSTRUCTIONS (if different from above)
c/o:	Same as above
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR Fred L. Astman Wedbush Securities Inc. CTDN IRA R/O Holding 10/13/92
By:	/s/ Fred L. Astman
Name:	Fred L. Astman
Title:	Account Owner
Investment Amount:	$299,999.70
Tax ID No.:	###-##-####

ADDRESS FOR NOTICE

c/o:	First Wilshire Securities Management, Inc.
Street:	1224 East Green Street, Suite 200
City/State/Zip:	Pasadena, California 91106
Attention:	Fred L. Astman
Tel:	(626) 796-6622
Fax:	(626) 796-8990
DELIVERY INSTRUCTIONS (if different from above)
c/o:	Same as above
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR The Hood Family Trust DTD 11/27/07
By:	/s/ Scott W. Hood /s/ Heidi J. Hood
Name:	Scott W. Hood Heidi J. Hood
Title:	Trustee
Investment Amount:	$25,000.36
Tax ID No.:	###-##-####

ADDRESS FOR NOTICE

c/o:	First Wilshire Securities Management, Inc.
Street:	1224 East Green Street, Suite 200
City/State/Zip:	Pasadena, California 91106
Attention:	Scott Hood
Tel:	(626) 796-6622
Fax:	(626) 796-8990
DELIVERY INSTRUCTIONS (if different from above)
c/o:	Same as above
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR John Peter Selda Wedbush Securities Inc. CTDN IRA Cont 08/27/96
By:	/s/ John Peter Selda
Name:	John Peter Selda
Title:	Account Owner
Investment Amount:	$74,999.54
Tax ID No.:	###-##-####

ADDRESS FOR NOTICE

c/o:
Street:	2832 NW Cumberland Road
City/State/Zip:	Portland, OR 97210
Attention:	John Peter Selda
Tel:
Fax:
DELIVERY INSTRUCTIONS (if different from above)
c/o:	First Wilshire Securities Management, Inc.
Street:	1224 East Green Street, Suite 200
City/State/Zip:	Pasadena, California 91106
Attention:	Mitchell Howard
Tel:	(626) 796-6622
Fax:	(626) 796-8990

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR Gregory Cook Wedbush Morgan Sec Inc. CTDN IRA Contributory 1/16/02
By:	/s/ Gregory Cook
Name:	Gregory Cook
Title:	Account Owner
Investment Amount:	$49,999.18
Tax ID No.:	###-##-####

ADDRESS FOR NOTICE

c/o:	Gregory Cook
Street:	5132 Jessen Drive
City/State/Zip:	La Canada Flintridge, CA 91011
Attention:	Gregory Cook
Tel:
Fax:
DELIVERY INSTRUCTIONS (if different from above)
c/o:	First Wilshire Securities Management, Inc.
Street:	1224 East Green Street, Suite 200
City/State/Zip:	Pasadena, California 91106
Attention:	Mitchell Howard
Tel:	(626) 796-6622
Fax:	(626) 796-8990

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR Straus Partners, L.P. by: Melville Straus
By:	/s/ Melville Straus
Name:	Melville Straus
Title:	Managing Principal
Investment Amount:	$240,240
Tax ID No.:	13-3976076

ADDRESS FOR NOTICE
c/o:	Straus Asset Management
Street:	320 Park Avenue, 10th Floor
City/State/Zip:	New York, NY 10022
Attention:	Andrew Marks
Tel:	212-415-7274
Fax:	212-415-7256
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR Straus-GEPT Partners, L.P. by: Melville Straus
By:	/s/ Melville Straus
Name:	Melville Straus
Title:	Managing Principal
Investment Amount:	$160,160
Tax ID No.:	13-4054804

ADDRESS FOR NOTICE

c/o:	Straus Asset Management
Street:	320 Park Avenue, 10th Floor
City/State/Zip:	New York, NY 10022
Attention:	Andrew Marks
Tel:	212-415-7274
Fax:	212-415-7256
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR Chestnut Ridge Partners, LP
By:	/s/ Kenneth Holz
Name:	Kenneth Holz
Title:	C.F.O.
Investment Amount:	$308,000.00
Tax ID No.:	03-0404154

ADDRESS FOR NOTICE
c/o:
Street:	10 Forest Avenue
City/State/Zip:	Paramus, NJ 07652
Attention:	Ken Holz
Tel:	201-845-2203
Fax:	201-843-1721
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR Jayhawk Private Equity Fund, L.P.
By:	/s/ Michael D. Schmitz
Name:	Michael D. Schmitz
Title:	CFO of G.P. of L.P.
Investment Amount:	$235,190.34
Tax ID No.:	20-5004931

ADDRESS FOR NOTICE

c/o:	Jayhawk Capital Management
Street:	5410 West 61st Place, Suite 100
City/State/Zip:	Mission, KS 66205
Attention:	Michael D. Schmitz
Tel:	913-642-2611
Fax:	913-642-8661
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR Jayhawk Private Equity Lo-Invest Fund, L.P. by: Jayhawk Private Equity GP, L.P.
By:	/s/ Michael D. Schmitz
Name:	Michael D. Schmitz
Title:	CFO of G.P. of L.P.
Investment Amount:	$14,808.64
Tax ID No.:	20-5249125

ADDRESS FOR NOTICE
c/o:	Jayhawk Capital Management
Street:	5410 West 61st Place, Suite 100
City/State/Zip:	Mission, KS 66205
Attention:	Michael D. Schmitz
Tel:	913-642-2611
Fax:	913-642-8661
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR FULL ALLIANCE INTERNATIONAL LIMITED
By:	/s/ Xingmei Zhong
Name:	Xingmei Zhong
Title:	Director
Investment Amount:	$1,400,779.69
Tax ID No.:

ADDRESS FOR NOTICE
c/o:	Rm 1701, Wing Tuck Commercial Centre
Street:	183 Wing Lok Street, Sheung Wan
City/State/Zip:	Hong Kong
Attention:	Teresa Pang
Tel:	(852) 2572-3986
Fax:	(852) 2572-1926
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:

IN WITNESS WHEREOF, the parties hereto have caused the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF INVESTOR BTG Investments, LLC by: Gordon J. Roth
By:	/s/ Gordon J. Roth
Name:	Gordon J. Roth
Title:	Manager
Investment Amount:	$194,810.00 (126,500 shares)
Tax ID No.:	20-0306951

ADDRESS FOR NOTICE
c/o:	Roth Capital Partners, LLC
Street:	24 Corporate Plaza
City/State/Zip:	Newport Beach, CA 92660
Attention:	Gordon J. Roth
Tel:	(949) 720-5574
Fax:	(949) 720-7241
DELIVERY INSTRUCTIONS (if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax: